SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 4, 1999




                          CHURCHILL DOWNS INCORPORATED
             (Exact name of registrant as specified in its charter)

   Kentucky                    0-01469                       61-0156015
(State or other        (Commission File Number)     (IRS Employer Identification
jurisdiction of                                                   No.)
incorporation or
organization)

                    700 Central Avenue, Louisville, KY 40208
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (502) 636-4400
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEMS 1-4.     Not Applicable.

ITEM  5.       OTHER EVENTS.

               A copy of a press release is set forth in Exhibit 99.1 to this filing and is incorporated herein by reference.

ITEM 6.        Not Applicable.

ITEM 7.        Financial Statements and Exhibits.

               (a)  Financial statements of business acquired.
                      Not Applicable.

               (b)  Pro forma financial information.
                      Not Applicable.

               (c)  Exhibits.
                     Exhibit 99.1 Press Release dated August 4, 1999.

ITEMS 8-9.      Not Applicable.


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